UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 18, 2023
COMMISSION FILE NUMBER 1-6780
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
COMMON STOCK, $0.00 PAR VALUE	RYN	New York Stock Exchange
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

RAYONIER INC.

		PAGE
Item 5.07.	Submission of Matters to a Vote of Security Holders.	1
	Signature	2

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Shareholders of Rayonier Inc. (the “Company”) was held on May 18, 2023 (the “Annual Meeting”). At the Annual Meeting, shareholders of the Company (1) approved all ten of the director nominees for the ensuing year, (2) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, (3) recommended, on a non-binding advisory basis, the frequency of which the vote on our named executive officers’ compensation should occur, (4) approved the 2023 Rayonier Incentive Stock Plan and (5) ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for 2023.

The final voting results were as follows:

				Broker
Election of Directors, Terms Expire in 2024	Votes For	Votes Against	Abstain	Non-Votes
Dod A. Fraser	128,640,534	3,146,247	114,078	7,421,578
Keith Bass	129,127,686	2,672,519	100,654	7,421,578
Gregg A. Gonsalves	131,174,084	628,761	98,014	7,421,578
Scott R. Jones	130,514,213	1,286,476	100,170	7,421,578
V. Larkin Martin	129,059,395	2,745,489	95,975	7,421,578
Meridee A. Moore	130,589,235	1,216,772	94,852	7,421,578
Ann C. Nelson	130,724,683	1,083,167	93,009	7,421,578
David L. Nunes	131,553,296	252,614	94,949	7,421,578
Matthew J. Rivers	131,162,850	639,725	98,284	7,421,578
Andrew G. Wiltshire	131,198,799	604,405	97,655	7,421,578

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Non-binding Advisory Vote on the Compensation of Our Named Executive Officers	127,472,665	4,173,715	254,479	7,421,578

	One Year	Two Years	Three Years	Abstain
Non-binding Advisory Vote on the frequency of vote on the named executive officers compensation	130,762,648	91,651	912,486	134,074

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Approval of 2023 Rayonier Incentive Stock Plan	128,085,915	3,602,156	212,788	7,421,578

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Ratification of Independent Registered Public Accounting Firm	138,646,041	563,763	112,633	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Senior Vice President, General Counsel and Corporate Secretary
May 18, 2023

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